SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 17, 2002                                         Commission File Number 0-23155

TRIMERIS, INC.
(Exact name of registrant)

Delaware	56-1808663
(State of organization)	(I.R.S. Employer Identification Number)

3518 Westgate Drive, Suite 300, Durham, North Carolina 27707
(Address of principal executive offices and zip code)

(919) 419-6050
(Registrant’s telephone Number)

ITEM 5.    Other Events

Trimeris, Inc. incorporates herein by reference the information contained in the statement filed as Exhibit 99.1 to this Current Report.

ITEM 7.    Exhibits

Exhibit No.

99.1	Press Release dated September 17, 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIMERIS, INC.

By:	/s/ ROBERT R. BONCZEK
Robert R. Bonczek Chief Financial Officer and General Counsel

Dated September 17, 2002